ASSIGNMENT

DATE: October 2, 2018

TO: Fidelity National Title Agency of Nevada, Inc.

Escrow No.: 00082538-001-JH4
Property: 117,119,121 North Fourth Street
Las Vegas, NV 89101

FOR VALUE RECEIVED, receipt of which is hereby acknowledged, the undersigned, the Assignor, hereby assigns all of his right, title and interest in and to the escrow above referenced, the purchase agreement attached thereto, and any funds deposited in connection therewith to 121 North Fourth Street, LLC.

Assignee agrees to each and every term contained therein and by signing below hereby assumes the same.

At the close of this escrow, Assignee shall deliver to escrow all the documents and funds as called for under the terms of the above escrow transaction.

At the close of this escrow you shall vest title in the name of 121 North Fourth Street, LLC, a Nevada limited liability company.

ASSIGNOR:
Terra Tech Corp.

Authentisign
Michael Nahass
____
Michael Nahass, President

ASSIGNEE:
121 North Fourth Street, LLC, a Nevada limited liability company

Authentisign
Michael Nahass
____
Michael Nahass, Manager